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                                                                         10.33.4
19 February 1996


The Directors
Horizon Exploration Limited
6 Pembroke Road
Sevenoaks
Kent
TNI IXR

Dear Sirs,

We refer to the Facility Letter dated the 23rd August 1994 and Amendment Letter No. 1 between Horizon Exploration Limited (the Company) and the Bank of N.T. Butterfield and Son Limited (the Bank).

The Bank is pleased to confirm that the Facility is amended as follows and except as otherwise specified in this letter, the terms and expressions defined in the Facility Letter and Amendment No. 1 shall have the same meaning and effect where used herein.

The amendments to the Facility are:

1.       Clause 1 Amount and Purpose - the opening paragraph is now to read:

         The maximum sum to be drawn under the Facility shall not exceed L.4,560,000 (Four Million Five Hundred and Sixty Thousand Pounds Sterling) (the Facility Amount) or subject to availability the equivalent in any other major currency other than Pounds Sterling (The Alternative Currency) to provide the Company with:"

2. Clause 1. Amount and Purpose, paragraph a). The sub-limit referred to herein is now to read:

         "L.4,160,000 (Four Million One Hundred and Sixty Thousand Pounds Sterling)".

3. Clause 18 Expiry/Review Date of the Facility. The Expiry Date is now to read:

         "31st March 1996".

All other terms and conditions remain unchanged.

Kindly acknowledge receipt and acceptance by signing and returning to the Bank with fourteen days of the date hereof, the duplicate copy of this letter (Amendment No. 2) which must also be countersigned by the Guarantor and the IOM Guarantor.
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Yours faithfully
for and on behalf of
The Bank of N.T. Butterfield & Son Limited

/s/ [illegible signature]                         /s/ [illegible signature]

                       ------------------------------

Authorized Signature                              Authorized Signature



We, Horizon Exploration Limited hereby acknowledge receipt and acceptance of the amended terms and conditions contained in this letter.


for and on behalf of
Horizon Exploration Limited

                          /s/ Neil A.M. Campbell
                          /s/ G.M. Harrison
Authorized Signature(s)                                    Date:  1st March 1996

As Guarantor, we Exploration Holdings Limited hereby acknowledge the amended terms and conditions of the Facility and confirm that our guarantee shall not be affected in any way by the amendments made to the Facility and detailed in this letter.

for and on behalf of
Horizon Holdings Limited

                          /s/ G.M. Harrison
                          /s/ Neil A.M. Campbell
Authorized Signature(s)                                    Date:  1st March 1996


As IOM Guarantor, we Seismic Exploration Limited hereby acknowledge the amended terms and conditions of the Facility and confirm that our guarantee shall not be affected in any way by the amendments made to the Facility and detailed in this letter.

for and on behalf of
Seismic Exploration Limited

                          /s/ G.M. Harrison
                          /s/ Neil A.M. Campbell
Authorized Signature(s)                                    Date:  1st March 1996





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